[GRAPHIC OMITTED]

                                                             April 3, 2000


To Our Stockholders:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Aldila, Inc., to be held Wednesday, May 10, 2000, at 9:00 a.m. at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California 92128. The formal notice and proxy statement for the Annual Meeting are attached to this letter.

     It is important that you vote your shares as soon as possible, either by phone or by mail as explained on the enclosed proxy card, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish.

     On behalf of the Board of Directors, I thank you for your cooperation and I look forward to seeing you on May 10th.

                                                 Very truly yours,

                                                 /s/ Peter R. Mathewson

                                                 Peter R. Mathewson
                                                 Chairman of the Board

                                ALDILA, INC.
                            12140 COMMUNITY ROAD
                          POWAY, CALIFORNIA 92064

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD MAY 10, 2000

TO THE STOCKHOLDERS OF ALDILA, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of Aldila, Inc. (the "Company") will be held at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California 92128, on Wednesday, May 10, 2000, at 9:00 a.m., Pacific time, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect by vote of the holders of Common Stock a total of nine persons to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Board of Directors' nominees are:

              Peter E. Bennett                Donald C. Klosterman
              Thomas A. Brand                 Wm. Brian Little
              Marvin M. Giles, III            Peter R. Mathewson
              Vincent T. Gorguze              Chapin Nolen
              John J. Henry

     2. AMENDMENT OF 1994 STOCK INCENTIVE PLAN. To act upon a proposal to amend the Company's 1994 Stock Incentive Plan.

     3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. To ratify the Board of Directors' selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

     4. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on March 24, 2000 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments thereof.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Robert J. Cierzan

                                        Robert J. Cierzan
                                        Secretary

Dated:  April 3, 2000

WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE BY PHONE OR BY MAIL, AS INSTRUCTED ON THE ENCLOSED PROXY CARD, AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE YOUR PROXY (WHETHER GIVEN BY PHONE OR MAIL) IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON.

                                ALDILA, INC.
                            12140 COMMUNITY ROAD
                          POWAY, CALIFORNIA 92064
                               (858) 513-1801


                              PROXY STATEMENT


                       ANNUAL MEETING OF STOCKHOLDERS
                                MAY 10, 2000


                                  GENERAL

     This proxy statement is furnished to stockholders of Aldila, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific time, on Wednesday, May 10, 2000, at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California 92128, and any adjournments thereof (the "Annual Meeting" or "Meeting").

     Common stockholders of record as of the close of business on March 24, 2000, will be entitled to vote at the Meeting or any adjournments thereof. As of the record date, the Company had outstanding 15,462,204 shares of Common Stock, each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended December 31, 1999 are being mailed on or about April 3, 2000, to each stockholder entitled to vote at the Meeting.

                      VOTING AND REVOCATION OF PROXIES

VOTING

     If the enclosed proxy is voted by telephone or executed and returned by mail in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director, FOR the amendment of the Company's 1994 Stock Incentive Plan (the "1994 Stock Incentive Plan"), and FOR the ratification of the Board's selection of Deloitte & Touche LLP as the Company's independent accountants for the fiscal year ending December 31, 2000.

     Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the Meeting will be required for the election of directors; the affirmative vote of a majority of the votes cast at the Meeting will be required for the amendment of the Company's 1994 Stock Incentive Plan; the affirmative vote of a majority of the votes cast at the Meeting will be required for the ratification of the Board's selection of Deloitte & Touche LLP as the Company's independent accountants; and the affirmative vote of a majority of the votes cast at the Meeting will be required to act on all other matters to come before the Annual Meeting. An automated system administered by the Company's transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. With respect to all matters (other than the election of directors), abstentions and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

REVOCATION

     A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy by mail or by telephone will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

                           ELECTION OF DIRECTORS

     The Company's Restated Bylaws give the Board the power to set the number of directors at no less than one nor more than twenty-one. The size of the Company's Board is currently set at nine. On May 10, 2000, Gary T. Barbera's term as a member of the Board of Directors will expire. He will not be nominated for reelection to the Board of Directors at the May 10, 2000 Annual Meeting. Directors hold office until the next annual meeting of stockholders and until their successors are elected and have qualified.

     Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are current directors of the Company whose terms end at the 2000 Annual Meeting. Information concerning the nominees for directors is set forth below.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTORS TO BE ELECTED BY THE HOLDERS OF COMMON STOCK.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

     THOMAS A. BRAND has been a director of the Company since November 3, 1997. Since January 1994, Mr. Brand has been an instructor at the University of Phoenix and a consultant to the composite materials industry. From 1983 to 1992, he was Senior Vice President/General Manager of Fiberite Advanced Materials, a business unit of ICI-PLC. From 1964 to 1983, Mr. Brand served as Vice President/General Manager, Fiberite West Coast Corp., which is a division of Fiberite Corporation. Age: 66.

     PETER E. BENNETT has been a director of the Company since November 1994. Mr. Bennett has been the President and a Senior Partner of Liberty Partners L.P. since September 1992. He is a director of Tnex.net, Internet Healthcare Group, Datamax Corp., Norwood Promotional Products, Inc., PlayPower, Inc., PADCOM, Inc., and Regulus Group, LLC. Age: 58.

     MARVIN M. GILES, III has been a director of the Company since October 1993. He has been President of Pros, Incorporated ("Pros") since he co-founded that company in 1973. Pros is a business management firm that specializes in representing professional athletes, particularly golfers including Davis Love III, Tom Kite and Lanny Wadkins. Mr. Giles is also an accomplished golfer. He was the 1972 U.S. Amateur Champion and the 1975 British Amateur Champion. Mr. Giles was the 1993 U.S. Walker Cup Captain and played on four Walker Cup teams from 1969 to 1975. Age: 57.

     VINCENT T. GORGUZE has been the Chairman of the Board of Directors of Cloud Corporation LLC ("Cloud") since February 2000. Cloud is a privately held food packaging company located in Illinois. Since September 1997, Mr. Gorguze has been Chairman of the Board of Directors and Chief Executive Officer of Carco Electronics Inc., a manufacturer of flight motion simulators, target systems, radar sighting equipment and gyroscopes. Since 1978, Mr. Gorguze has been Chairman and CEO of Sinclair & Rush, Inc., a plastics company, and since July 1995 has served as Chairman and CEO of PlayPower, Inc. Since June 1992, Mr. Gorguze has served as Chairman of the Board of Directors of Cameron Holdings Corporation, which is an investment company. Mr. Gorguze previously served on the Board of Directors of the Company (or its predecessors) from September 1998 until May 1999. He served as Chairman of the Board of the Company (or its predecessors) from September 1988 until December 31, 1995 and served as Chairman Emeritus of the Company from 1995 until May 5, 1999. He was Chief Executive Officer of the Company (or its predecessors) from September 1988 until June 1992 and served as a consultant to the Company for five and one half years following his service as Chief Executive Officer. Mr. Gorguze previously held various executive positions with Emerson Electric from 1962 to 1978, including Vice Chairman, President and Chief Operating Officer. Age: 84.

     JOHN J. HENRY has been a director of the Company since November 1994. Mr. Henry has been the Vice Chairman of Sinclair & Rush since September 1978. Mr. Henry previously held various executive positions with Rockwell International Corp. from 1967 to 1978, including Sr. Vice President and President of the Admiral Corporation. He is a director of PlayPower, Inc. and Duquesne University. Age 73.

     DONALD C. KLOSTERMAN has been a director of the Company since March 1994. Mr. Klosterman was the Chairman of the Board of NTN Communications, Inc. ("NTN Communications") from April 1983 until September 1994. Since September 1994, he has been a Director of NTN Communications. NTN Communications is a satellite broadcasting company that provides interactive entertainment programming. From July 1994 to November 1995, Mr. Klosterman served as President of Pacific Casino Management Inc., a casino operator. Age: 70.

     WM. BRIAN LITTLE has been a director of the Company (or its predecessors) since January 1992. Since January 1995 he has been a private investor. From January 1994 to December 1994, he was a Special Limited Partner of FLC Partnership, the General Partner of Forstmann Little & Co. He is a director of The Topps Company, Inc., Department 56, Inc. and Screaming Media.Com Inc. Age: 58.

     PETER R. MATHEWSON has been a director of the Company since January 1997 and has been President, Chief Executive Officer and Chairman of the Board of the Company effective January 1, 2000. From 1990 until December 31, 1999, he served as Vice President of the Company (or its predecessors). Since January 1997, Mr. Mathewson has also served as President and Chief Operating Officer of Aldila Golf Corp., the Company's operating subsidiary that conducts its core golf operations. Mr. Mathewson has been with the Company (or its predecessors) since September 1973 and has held various positions, including: plant manager, production manager, shipping and receiving supervisor, and purchasing agent. Age: 49.

     CHAPIN NOLEN has been a director of the Company since November 1994. Mr. Nolen has been a director and was President of Combe, Incorporated from 1970 to 1995 and is currently serving as Vice Chairman of its Board of Directors. He is a director of Santa Barbara Olive Company and the Cosmetic Toiletry and Fragrance Association. Age: 67.

                       FURTHER INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and four standing committees: Executive, Audit, Compensation and Stock Option. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The Company has no nominating or similar committee.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

     The Board of Directors of the Company held four meetings in fiscal 1999. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he served as a director and
(ii) meetings of all committees held during the period for which he served on those committees.

     The EXECUTIVE COMMITTEE of the Board has the authority, between meetings of the Board of Directors, to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee is chaired by Peter R. Mathewson and its other members are Peter E. Bennett and Wm. Brian Little. The Executive Committee held two meetings in fiscal 1999.

     The AUDIT COMMITTEE's principal functions are to (i) review the adequacy of the Company's system of internal control, (ii) review the independent auditor's proposed audit scope and approach, (iii) conduct a post-audit review of the financial statements and audit findings including any significant suggestions for improvements provided to management by the independent auditors, (iv) review the performance and fee arrangements of the independent auditors and (v) recommend the appointment of the independent auditors. The Audit Committee reports to the Board, and has lines of communication with management and the independent auditors (including private meetings). The Audit Committee is currently comprised of John J. Henry, as chairman, Peter E. Bennett and Chapin Nolen. The Audit Committee held four meetings in fiscal 1999.

     The COMPENSATION COMMITTEE is charged with the responsibility of supervising and administering the Company's compensation policies, management awards, reviewing salaries, approving significant changes in salaried employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee is currently comprised of Mr. Little, as chairman, and Peter E. Bennett and Donald C. Klosterman. The Compensation Committee held two meetings in fiscal 1999.

     The STOCK OPTION COMMITTEE's principal functions are to determine individuals to whom stock options will be granted under the Company's 1994 Stock Incentive Plan, the terms on which such options will be granted, and to administer the 1994 Stock Incentive Plan. The Stock Option Committee is currently comprised of Mr. Little, who is the chairman, Mr. Klosterman and Marvin M. Giles, who are independent, "non-employee directors" (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act")). The Stock Option Committee also retains administrative responsibility over the Company's 1992 Stock Option Plan. The Stock Option Committee held two meetings in fiscal 1999.

                   AMENDMENT OF 1994 STOCK INCENTIVE PLAN

     On March 22, 2000, the Board of Directors approved an amendment (the "Plan Amendment") to the Company's 1994 Stock Incentive Plan (the "Plan"). According to the 1994 Stock Incentive Plan, the effectiveness of the Plan Amendment is subject to the approval of the stockholders of the Company. Currently, the maximum number of shares of Common Stock that may be made the subject of options and awards under the 1994 Stock Incentive Plan is 3,100,000. The proposed Plan Amendment would increase the maximum number of shares that may be made the subject of options and awards granted under the 1994 Stock Incentive Plan to 4,100,000.

     As of March 24, 2000, under the 1994 Stock Incentive Plan, the Stock Option Committee has granted an aggregate of 3,692,756, of which 836,683 options have been terminated and/or exercised, to eligible individuals and is obligated to grant 26,314 options to Vincent Gorguze upon his election to the Board and an additional aggregate of 70,000 options to the other non-employee directors on May 31, 2000. There are currently 197,261 shares of Common Stock available for grant under the 1994 Stock Incentive Plan and, if the Plan Amendment is approved, there will be 1,197,261 shares of Common Stock available for grant under the 1994 Stock Incentive Plan. Approximately 70 persons are currently eligible to participate in the Plan.

     The Board of Directors believes that the availability of these additional options will be critical to the ability of the Company over the next several years to attract and retain key employees, particularly in light of the views of the Board of Directors generally and its Compensation and Stock Option Committees specifically as to the importance of using significant equity based incentive compensation to align the interests of the management of the Company with those of its stockholders. In determining the number of options to add to the Plan, the Board of Directors took into account the Company's recent history of option grants and the likely level of overall grants that would be appropriate to provide incentives to current and future employees in connection with management's efforts to improve the overall performance of the Company.

     The principal provisions of the 1994 Stock Incentive Plan, giving effect to the Plan Amendment, are summarized below. The following summary of the material provisions of the 1994 Stock Incentive Plan does not purport to be complete and is qualified in its entirety by the terms of the 1994 Stock Incentive Plan, a complete copy of which is attached hereto as Exhibit A and incorporated herein by reference. All defined terms used herein shall have the same meanings set forth in the 1994 Stock Incentive Plan, unless otherwise indicated herein.

     The 1994 Stock Incentive Plan is administered by a "Committee" which is composed of at least two directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under
Section 16(b) ("Rule 16b-3") of the Exchange Act and an "outside director" within the meaning of regulations promulgated under Section 162(m) of the Code. Pursuant to the 1994 Stock Incentive Plan, the Committee selects Participants to whom Options and Awards are to be granted and determines the type, size, terms and conditions of Options and Awards, including the per share purchase price and vesting provisions of Options and the restrictions or performance criteria relating to Restricted Stock and Performance Shares. The Company's Stock Option Committee serves as the Committee and administers and interprets the 1994 Stock Incentive Plan.

PURPOSE OF THE 1994 STOCK INCENTIVE PLAN

     The Board believes that it is important that directors, executives and key employees have a significant financial stake in the growth in the value of the Company so as to align their interests with those of the Company's stockholders. The Board also believes that in the future it will be easier to attract highly qualified individuals if the Company can offer them a meaningful opportunity and incentive to participate in growth in the value of the Company.

SECURITIES TO BE OFFERED

     An aggregate of 4,100,000 Shares of Common Stock of the Company may be issued or transferred pursuant to the 1994 Stock Incentive Plan; however, not more than one-third of the allotted number of Shares in the aggregate may be made the subject of Restricted Stock Awards and no Eligible Individual may receive more than 820,000 Shares during the term of the Plan in respect of Options and Awards. In the event of any Change in Capitalization, the Committee may adjust the maximum number and class of Shares with respect to which Awards may be granted under the 1994 Stock Incentive Plan, the maximum number of Shares with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, the number and class of Shares which are subject to outstanding
Options or Awards granted under the 1994 Stock Incentive Plan and, if applicable, the purchase price therefor, the number and class of Shares in respect of which Director Options are to be granted, and the Performance Objectives relating to Performance Shares. In addition, if any Option or Award expires or terminates without having been exercised, the Shares subject to that Option or Award again become available for grant under the 1994 Stock Incentive Plan.

INDIVIDUALS WHO MAY PARTICIPATE IN THE 1994 STOCK INCENTIVE PLAN

     All of the Company's (and its subsidiaries') salaried employees and officers and any advisors and consultants who receive cash compensation from the Company (or any of its subsidiaries) are eligible to receive Options or Awards under the 1994 Stock Incentive Plan. Options and Awards under the Plan shall be granted at the sole discretion of the Committee. The granting of an Option or Award does not confer upon the participant any right to continue in the employ of the Company or affect any right or power of the Company to terminate the services of such participant at any time. Options are also conferred upon nonemployee directors upon their initial appointment and annually on the last trading day in May provided the Director has served at least one year and continues to serve as a Director as of such date.

AWARDS

     Options. The Committee may grant to eligible individuals Options to purchase Shares. Subject to the provisions of the Code, Options may either be Incentive Stock Options (within the meaning of Section 422 of the Code) or Nonqualified Stock Options. The purchase price of each share of Common Stock (the "Purchase Price") under each Option shall be established by the Committee at the time the Option is granted. The Purchase Price of Options shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). Employee Options are exercisable at such times and in such installments as determined by the Committee, provided, however, that no Employee Option shall be exercisable after the expiration of ten years from its grant date (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The Committee may accelerate the exercisability of any Employee Option at any time. Under the 1994 Stock Incentive Plan, each new non-employee director receives Options to purchase 26,314 Shares at the time of joining the Board and Options to purchase an additional 10,000 Shares each May after serving at least one year on the Board. The Director Options vest in equal amounts on the first, second and third anniversary of the date of grant and have a term of 10 years from the date of grant. The Committee shall determine the other terms and conditions of Director Options, which shall not be inconsistent with the provisions of the Plan and which shall not vary the price, amount or timing of Director Options provided in Section 6 of the Plan.

     Unless set forth in the Agreement evidencing the Option at the time of grant or at any time thereafter, Options are not transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) and may be exercised during the
Optionee's lifetime only by the Optionee or the Optionee's guardian or legal representative. The Purchase Price for Shares acquired pursuant to the exercise of an Employee Option must be paid (i) in cash, (ii) by transferring Shares to the Company, or (iii) a combination of the foregoing, upon such terms and conditions as determined by the Committee. The Purchase Price for Shares acquired pursuant to the exercise of Director Options must be paid in cash. Notwithstanding the foregoing, the Committee may establish cashless exercise procedures which provide for the exercise of an Option and sale of the underlying Share by a registered broker-dealer. Upon a Change in Control, all Options outstanding under the 1994 Stock Incentive Plan will become immediately and fully exercisable. In addition, the Optionee may, to the extent set forth in the Agreement evidencing the grant of an Employee Option, during the sixty-day period following the Change in Control surrender for cancellation any Option (or portion thereof) to the extent unexercised for a cash payment in an amount equal to the excess, if any, of the Fair Market Value (or in the case of a Nonqualified Stock Option, the Adjusted Fair Market Value if greater), on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

     Stock Appreciation Rights. The 1994 Stock Incentive Plan permits the granting of Stock Appreciation Rights to participants either alone or in connection with an Employee Option. A Stock Appreciation Right allows the Grantee to receive, upon exercise, cash and/or Shares, at the discretion of the Committee, in an amount equal in value to an amount determined by multiplying (i) the excess, if any, of (x) for those granted in connection with an Employee Option, the Fair Market Value per share of Common Stock on the date preceding the exercise date over the Purchase Price per share of Common Stock under the related Option, or (y) for those not granted in connection with an Option, the excess of the Fair Market Value per share of Common Stock on the date preceding the exercise date over the Fair Market Value per share of Common Stock on the grant date of the Stock Appreciation Right, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised.

     Stock Appreciation Rights granted in connection with an Employee Option cover the same Shares as those covered by such Option and are generally subject to the same terms. A Stock Appreciation Right granted in connection with an Incentive Stock Option is exercisable only if the Fair Market Value of a Share on the exercise date exceeds the Purchase Price specified in the related Incentive Stock Option Agreement. Stock Appreciation Rights unrelated to Options shall be granted on such terms and conditions as shall be determined by the Committee, but shall not have a term of greater than ten years. Upon a Change in Control, all Stock Appreciation Rights become immediately and fully exercisable. Upon exercise of a Stock Appreciation Right within sixty days of a Change in Control, the Grantee will be entitled to receive a cash payment in an amount equal to
(A) the greater of (x) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Stock Appreciation Right or portion thereof surrendered, and (y) the Adjusted Fair Market Value of the Shares subject to the Stock Appreciation Right or portion thereof surrendered over (B) the Fair Market Value, on the date the Stock
Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof surrendered.

     Restricted Stock. The terms of a Restricted Stock Award shall be determined by the Committee at the time the Award is made. The Committee may also determine at such time that dividends paid on such Restricted Stock will be held for the account of the Grantee or deferred until the lapsing of the restrictions thereon and, if deferred, whether such dividends will be reinvested in shares of Common Stock or held in cash. If deferred dividends are held in cash, they will be paid (together with any interest accrued thereon) upon the lapsing of restrictions on Shares of Restricted Stock or forfeited upon the forfeiture of Shares of Restricted Stock. The extent, if any, to which the restrictions on Shares of Restricted Stock shall lapse upon a Change in Control will be determined by the Committee at the time of the grant of the Award of Restricted Stock and set forth in the Agreement evidencing the Award.

     Performance Shares. The 1994 Stock Incentive Plan permits the granting of Performance Shares. Performance Shares will be awarded by the Committee prior to the commencement of the Performance Cycle to which such shares relate. Performance Shares will vest upon the attainment by the Company, a Subsidiary, a Division, or any combination of the foregoing, of certain Performance Objectives for a specified Performance Cycle. The Performance Objectives shall be expressed in terms of earnings per share, pre-tax operating profits, revenue, market share or any combination of the foregoing. The Performance Objectives and the length of the Performance Cycle will be determined by the Committee. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has lapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle.

     Performance Shares are awarded in the form of Shares. The Committee will determine at the time an Award is made the total number of Performance Shares subject to an Award and the time or times at which the Performance Shares will be issued to the Grantee and such other terms as the Committee shall determine. At the time an Award of Performance Shares is made, the Committee may also determine that dividends paid on such Performance Shares will be held for the account of the Grantee or deferred until the lapsing of the restrictions thereon and, if deferred, whether such dividends will be reinvested in shares of Common Stock or held in cash. If deferred dividends are held in cash, they will be paid (together with any interest accrued thereon) upon the lapsing of restrictions on Performance Shares or forfeited upon the forfeiture of Performance Shares. Upon a Change in Control, restrictions shall lapse on all or a percentage of the Performance Shares, as determined by the Committee at the time the Award is made. In addition, the Agreement evidencing the grant of Performance Shares shall contain provisions for the treatment of such Awards (or portions thereof) which do not become vested as a result of a Change in Control, including, without limitation, provisions for the adjustment of applicable Performance Objectives.

ADDITIONAL INFORMATION

     The 1994 Stock Incentive Plan provides that in satisfaction of the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to an Option or Award, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

     The Committee shall have the authority at the time a grant of Options or an Award is made to award designated Optionees or Grantees tax bonuses that shall be paid on the exercise of such Options or payment of such Awards. The Committee shall have full authority to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

     The 1994 Stock Incentive Plan will terminate on the day preceding the tenth anniversary of its effective date. The Board may terminate or amend the 1994 Stock Incentive Plan at any time, except that (i) no such amendment or termination may adversely affect outstanding Awards, and (ii) to the extent necessary under applicable law, no amendment will be effective unless approved by stockholders.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO OPTIONS

     In general, an Optionee will not recognize taxable income upon grant or exercise of an Incentive Stock Option and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an Incentive Stock Option. (However, upon the exercise of an Incentive Stock Option, the excess of the Fair Market Value on the date of the exercise of the Shares received over the exercise price of Shares will be treated as an adjustment to alternative minimum taxable income). In order for the exercise of an Incentive Stock Option to qualify for the foregoing tax treatment, the Optionee generally must be an employee of the Company or a Subsidiary from the date the Incentive Stock Option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

     If the Optionee has held the Shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Shares by the Optionee, the difference, if any, between the sale price of the Shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the Optionee does not satisfy these holding period requirements, the Optionee will recognize ordinary income at the time of the disposition of the Shares, generally in an amount equal to the excess of the Fair Market Value of the Shares at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the Shares were sold more than one year after the Option was exercised. If the Optionee sells the Shares prior to the satisfaction of the holding period requirements but at a price below the Fair Market Value of the Shares at the time the Option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the Option. If the Optionee includes the ordinary income in income or the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m).

     Upon exercise of a Stock Appreciation Right, the Optionee will recognize ordinary income in an amount equal to the Fair Market Value of the shares or cash received on the exercise date. If the Optionee includes such amount in income or the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time that the holder of the Stock Appreciation Right recognizes ordinary income, subject to any deduction limitation under
Section 162(m).

     In general, an Optionee to whom a Nonqualified Stock Option is granted will recognize no income and the Company will not be entitled to any business expense deduction at the time of the grant of the Option. Upon exercise of a Nonqualified Stock Option, an Optionee will recognize ordinary income in an amount equal to the amount by which the Fair Market Value of the Shares on the date of exercise exceeds the exercise price of the Option. If the Optionee includes such amount in income or the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income, subject to any deduction limitation under Section 162(m).

     Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year. Section 162(m) generally does not disallow a deduction for payments of qualified "performance-based compensation" the material terms of which have been disclosed to and approved by stockholders. The Company intends that compensation attributable to Options, Stock Appreciation Rights and Performance Shares granted under the 1994 Stock Incentive Plan will be qualified "performance-based compensation."

     Special  rules may apply in the case of an Optionee  who is subject to
Section 16(b) of the Exchange Act.

     Under certain circumstances, the accelerated vesting or the cashout or exercise of Options or Stock Appreciation Rights or the accelerated lapse of restrictions on other Awards in connection with a Change in Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

     A copy of the Plan, as proposed to be amended and restated, is attached hereto as Exhibit A and incorporated herein by reference.

     MARKET VALUE OF THE SECURITIES UNDERLYING OPTIONS, STOCK APPRECIATION RIGHTS AND OTHER AWARDS

     As of March 24, 2000, the closing price of Common Stock as reported on the NASDAQ Stock Market was $1.875 per share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1994 STOCK INCENTIVE PLAN.

          RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board has selected the accounting firm of Deloitte & Touche LLP to audit the Company's financial statements for, and otherwise act as the Company's independent accountants with respect to, the fiscal year ending December 31, 2000. Deloitte & Touche LLP has acted as independent accountants for the Company since the fiscal year ended December 31, 1991. In accordance with the Board's resolution, its selection of Deloitte & Touche LLP as the Company's independent accountants for the current fiscal year is being presented to stockholders for ratification at the Annual Meeting. The Company knows of no direct or material indirect financial interest of Deloitte & Touche LLP in the Company or any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

     Members of Deloitte & Touche LLP will be present at the Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the shares of Common Stock beneficially owned as of March 24, 2000 by (a) each person or entity who, insofar as the Company has been able to ascertain, beneficially owned more than 5% of the Company's Common Stock as of such date, (b) each of the directors of the Company (including all nominees for election as a director of the Company), (c) the Company's Chief Executive Officer and the three other most highly compensated executive officers of the Company for the fiscal year ended December 31, 1999 (the "Named Executive Officers") and (d) all current directors and executive officers of the Company as a group (13 persons). Except as otherwise indicated, the business address for each person is c/o Aldila, Inc., 12140 Community Road, Poway, California 92064.

                                                      COMMON STOCK
                                                      BENEFICIALLY   PERCENT OF
                       NAME                              OWNED(1)     SHARES(1)
    --------------------------------------------      ------------   ----------

    J. Carlo Cannell D/B/A Cannell
       Capital Management (2)....................     1,010,000           6.5%
    Dimensional Fund Advisors Inc.(3)............       790,800           5.1%
    Fuller & Thaler Asset Management, Inc.(4)....     1,634,800          10.6%
    Gary T. Barbera(5)...........................       615,470           3.9%
    Peter E. Bennett(6)..........................        76,313             *
    Thomas A. Brand(7)...........................        22,542             *
    Robert J. Cierzan(8).........................       272,474           1.7%
    Marvin M. Giles, III(9)......................        61,313             *
    Vincent T. Gorguze(10).......................       599,086           3.8%
    John J. Henry(11)............................        64,513             *
    Donald C. Klosterman(12).....................        61,313             *
    Wm. Brian Little(13).........................       389,904           2.5%
    Peter R. Mathewson(14).......................       314,198           2.0%
    Chapin Nolen(15).............................        96,313             *
    Michael J. Rossi(16).........................        56,866             *

    All directors and executive officers
         as a group (12 persons)(17).............     2,630,305          15.7%

--------------------

* The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 24, 2000. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days following March 24, 2000 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Based on a joint filing of a Schedule 13G dated January 10, 2000, J. Carlo Cannell D/B/A Cannell Capital Management ("Cannell"), which is an investment advisor, has shared dispositive power and shared voting power with respect to 1,010,000 shares of Common Stock of the Company. The address of Cannell's principal business office is 600 California Street, San Francisco, California 94108.

(3) Based on a Schedule 13G dated February 12, 2000 (the "Dimensional 13G"), Dimensional Fund Advisors Inc. ("Dimensional"), which is an investment advisor, has sole voting and dispositive power over 790,800 shares of Common Stock of the Company. Based on the Dimensional 13G, all shares of Common Stock of the Company are owned by advisory
     clients  of  Dimensional,   no  one  of  which  to  the  knowledge  of
     Dimensional owns more than 5% of such shares. Dimensional disclaims beneficial ownership of all such shares. Dimensional's principal business office is located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

(4) Based on a Schedule 13G filed on February 15, 2000 (the "Fuller & Thaler 13G"), by Fuller & Thaler Asset Management ("Fuller & Thaler"), which is an investment advisor, and Russell J. Fuller ("Fuller"), the president of Fuller & Thaler. Fuller & Thaler and Fuller report sole dispositive power over all 1,634,800 shares beneficially owned by them and sole voting power over 1,231,000 of such shares. Fuller & Thaler's and Fuller's principal office is located at 411 Borel Avenue, Suite 402, San Mateo, California 94402.

(5) Includes options to acquire 413,816 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Barbera also has options to purchase 38,334 shares of Common Stock that will not have vested within 60 days following March 24, 2000. All of the currently owned shares are owned by The Barbera Trust, of which Mr. Barbera and his wife are the trustees. On December 31, 1999, Mr. Barbera resigned in all capacities held with the Company, including all subsidiaries thereof, with the exception of his Board membership with the Company. While Mr. Barbera is currently a member of the Board of Directors of the Company, he will not be standing for reelection at the Annual Meeting of Stockholders. Mr. Barbera's options will cease to vest upon the termination of his service as a director, and any options vested at that time will expire on the first anniversary of such termination of service if not previously exercised.

(6) Includes options to acquire 46,313 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Bennett also has options to purchase 20,001 shares of Common Stock that will not have vested within 60 days following March 24, 2000.

(7) Includes options to acquire 17,542 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Brand also had options to purchase 18,772 shares of Common Stock that will have not vested within 60 days following March 24, 2000.

(8) Includes options to acquire 203,000 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Cierzan also has options to purchase 65,000 shares of Common Stock that will not have vested within 60 days following March 24, 2000. All of the currently owned shares are owned by Robert J. Cierzan and Lynn M. Cierzan, JTWROS.

(9) Includes options to acquire 56,313 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Giles also has options to purchase 20,001 shares of Common Stock that will not have vested within 60 days following March 24, 2000.

(10) Includes options to acquire 85,000 shares of Common Stock that will have vested within 60 days following March 24, 2000. All of the shares currently owned by Mr. Gorguze are owned by Gorguze Investments, L.P., a limited partnership ("Gorguze Investments, L.P."), of which Mr. Gorguze is sole limited partner and a corporation, of which Lynn Gorguze, his daughter, owns 100% of the capital stock, is sole general partner.

(11) Includes options to acquire 46,313 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Henry also has options to purchase 20,001 shares of Common Stock that will not have vested within 60 days following March 24, 2000.

(12) Includes options to acquire 56,313 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Klosterman also has options to purchase 20,001 shares of Common Stock that will not have vested within 60 days following March 24, 2000.

(13) Includes options to acquire 26,666 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Little also has options to purchase 20,001 shares of Common Stock that will not have vested within 60 days following March 24, 2000. Also includes 26,858 shares held by Mr. Little's IRA. Also includes 2,350 shares held by each of Mr. Little's wife and his adult son and daughter, as to which Mr. Little disclaims beneficial ownership.

(14) Includes options to acquire 259,166 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Mathewson also has options to purchase 95,834 shares of Common Stock that will not have vested within 60 days following March 24, 2000.

(15) Includes options to acquire 46,313 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Nolen also has options to purchase 20,001 shares of Common Stock that will not have vested within 60 days following March 24, 2000. All of the currently owned shares are owned directly by the Nolen Millenium LLC, a Delaware limited liability company ("Nolen LLC"), of which Mr. Nolen has a 15.8% membership interest and shares the remaining membership interests with his two adult daughters. As a result of his position as sole manager of Nolen LLC, Mr. Nolen may be deemed to beneficially own the shares of Common Stock held by Nolen LLC.

(16) Includes options to acquire 56,666 shares of Common Stock that will have vested within 60 days following March 24, 2000. Mr. Rossi also has options to purchase 58,334 shares of Common Stock that will not have vested within 60 days following March 24, 2000.

(17) Includes beneficial ownership of shares of Common Stock subject to options exercisable within 60 days following March 24, 2000 and includes the shares held by Gorguze Investments, L.P. and Nolen LLC.

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "SEC") reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. Based on a review of such forms and written representations of reporting persons, the Company believes that during the fiscal year ended December 31, 1999, its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

                     EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is certain information regarding each of the current executive officers of the Company. Information about Mr. Mathewson is presented in "ELECTION OF DIRECTORS -- Nominees for Election by Holders of Common Stock." Officers are appointed by and serve at the discretion of the Board. Except as otherwise indicated, the positions listed are with Aldila, Inc.

Name                        Age         Position
----                        ---         --------

Peter R. Mathewson           49         Chairman of the Board of Directors,
                                        Chief Executive Officer,  President
                                        and  Director;  President and Chief
                                        Operating  Officer  of Aldila  Golf
                                        Corp.

Robert J. Cierzan            53         Vice President, Finance,  Secretary
                                        and Treasurer

Michael J. Rossi             46         Vice President, Sales and Marketing
                                        of Aldila Golf Corp.

     The principal occupations and positions for the past five years, and in certain cases prior years, of the executive officers of the Company who are not also nominees for election as a director, are as follows.

     Robert J. Cierzan has been Secretary and Treasurer of Aldila (or its predecessors) since January 1991 and Vice President, Finance since March 1989. From September 1988 to February 1989, Mr. Cierzan held the position of Executive Vice President-Finance at Illinois Coil Spring Company, a diversified manufacturer of springs, automotive push-pull controls and rubber products.

     Michael J. Rossi has been the Vice President, Sales and Marketing of Aldila Golf Corp. since March 24, 1997 when he joined the Company. Prior to that, from August 1994 to March 1997, Mr. Rossi was the Vice President and General Manager of Fujikura Composite America which manufactures graphite golf shafts and is a wholly owned subsidiary of Fujikura Rubber Limited, a Japanese publicly held company. From November 1989 to August 1994, he was Vice President, Sales and Marketing for True Temper Sports, a division of the Black & Decker Corporation which manufactures steel golf shafts.

                           EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation (cash and non-cash, plan and non-plan) paid to each of the Named Executive Officers for services rendered in all capacities to the Company during the three fiscal years ended December 31, 1999, 1998 and 1997.

                         SUMMARY COMPENSATION TABLE

                                                                                                          Long Term
                                                                   Annual Compensation                  Compensation
                                                    ------------------------------------------------- ---------------
                                                                                                         Securities
                                                                                       Other Annual      Underlying
Name and Principal Position           Fiscal Year      Base Salary       Bonus         Compensation        Options
----------------------------------- --------------- ----------------- ------------ ------------------ ---------------
Gary T. Barbera (1)                      1999            $367,500       $   --           $    --            25,000
    Chairman of the Board and            1998             367,500           --                --            40,000
    Chief Executive Officer              1997             359,400           --                --           250,000

Peter R. Mathewson (2)                   1999             210,000           --                --            87,500
    Vice President; President and        1998             209,700           --                --            25,000
    Chief Operating Officer,             1997             200,800           --                --           162,500
    Aldila Golf Corp.

Robert J. Cierzan                        1999             168,000           --                --            60,000
    Vice President, Finance;             1998             166,600           --                --            15,000
    Secretary and Treasurer              1997             159,000           --                --           125,000

Michael J. Rossi                         1999             157,500           --                --            50,000
    Vice President - Sales and           1998             155,700           --                --            25,000
    Marketing, Aldila Golf Corp.         1997             115,300(3)        --                --            40,000

--------------------

(1) On December 31, 1999, Mr. Barbera resigned in all capacities held with the Company, including all subsidiaries thereof, with the exception of his Board membership with the Company. While Mr. Barbera is currently a member of the Board of Directors of the Company, he will not be standing for reelection at the Annual Meeting of Stockholders on May 10, 2000.

(2) Effective as of January 1, 2000, Mr. Mathewson was elected to the positions of Chairman of the Board, Chief Executive Officer and President of the Company.

(3) As Mr. Rossi's employment started March 27, 1997, this amount reflects the compensation received, rather than his base salary.

     The following table sets forth information concerning the grant of stock options during the fiscal year ended December 31, 1999 to each of the Named Executive Officers.

                               OPTION GRANTS
                 IN THE FISCAL YEAR ENDED DECEMBER 31, 1999

                             Individual Grants
              -------------------------------------------------
                                          Percent of
                                            Total                                       Potential Realizable
                                           Options                                        Value at Assumed
                                          Granted to                                      Annual Rates of
                                          Employees      Exercise or                        Stock Price
                           Options        in Fiscal       Base Price    Expiration        Appreciation for
Name                      Granted(1)     Year 1999(2)    (per share)       Date(3)          Option Term
----------------------- -------------- ---------------- -------------- ------------- ----------------------------
                                                                                         5%(4)           10%(4)
                                                                                     ------------- --------------

Gary T. Barbera(5)           25,000           2.8%           $1.91       06/10/09        $30,000        $76,000

Robert J. Cierzan            30,000           3.4%            1.91       06/10/09         36,000         91,000
                             30,000           3.4%            1.38       12/08/09         26,000         66,000

Peter R. Mathewson           37,500           4.2%            1.91       06/10/09         45,000        114,000
                             50,000           5.6%            1.38       12/08/09         43,000        110,000

Michael J. Rossi             25,000           2.8%            1.91       06/10/09         30,000         76,000
                             25,000           2.8%            1.38       12/08/09         22,000         55,000


---------------------

(1) These options were granted pursuant to the Company's 1994 Stock Incentive Plan, as amended and restated (the "1994 Stock Incentive Plan"). One-third of the total number of options granted are exercisable on the first anniversary of the option grant date and thereafter, an additional one-third of the total number of options granted are exercisable on each of the second and third anniversaries of the option grant.

(2) In fiscal 1999, the Company granted a total of 887,500 options to its employees under the Company's 1994 Stock Incentive Plan. This number was used in calculating the percentages above.

(3) The options granted under the Company's 1994 Stock Incentive Plan generally expire on the earliest of (a) the tenth anniversary of the date of grant, (b) if the Optionee's employment is terminated as a result of death, disability, retirement or within two years after a change in control, one year following termination of employment, (c) if the Optionee's employment is terminated for any other reason, 30 days following termination of employment or (d) the exercise in full of the option.

(4) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the SEC and do not represent the Company's estimate of stock price appreciation.

(5) On December 31, 1999, Mr. Barbera resigned in all capacities held with the Company, including all subsidiaries thereof, with the exception of his Board membership with the Company. While Mr. Barbera is currently a member of the Board of Directors of the Company, he will not be standing for reelection at the Annual Meeting of Stockholders on May 10, 2000. Mr. Barbera's options will cease to vest upon the termination of his service as a director, and any options vested at that time will expire on the first anniversary of such termination of service if not previously exercised.

     Aggregated Option Exercises. The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year ended December 31, 1999 by each of the Named Executive Officers and the fiscal year-end value of unexercised options. The Company has no outstanding stock appreciation rights, either freestanding or in tandem with options.

                                                AGGREGATE OPTION EXERCISES
                                      IN THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND
                                              FISCAL YEAR-END OPTION VALUES

                                                                                                   Value of Unexercised
                                                              Number of Securities Underlying        "In-the-Money"
                                  Shares                          Unexercised Options at             Options at Fiscal
                                  Shares                             Fiscal Year-End                    Year-End(1)
                                Acquired on                   -------------------------------- ------------------------------
            Name                 Exercise     Value Realized   Exercisable    Unexercisable     Exercisable    Unexercisable
--------------------------- ---------------- ---------------- ------------- ------------------ -------------- ---------------

Gary T. Barbera (2)                 --              --           317,149         135,001            --                  --

Robert J. Cierzan                   --              --           156,333         111,667            --                  --

Peter R. Mathewson                  --              --           196,665         158,335            --                  --

Michael J. Rossi                    --              --            34,999          80,001            --                  --

---------------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise price of the option. The closing price of the Company's Common Stock on December 31, 1999 did not exceed the exercise price of the above underlying securities and, accordingly, none of the options are "in-the-money."

(2) On December 31, 1999, Mr. Barbera resigned in all capacities held with the Company, including all subsidiaries thereof, with the exception of his Board membership with the Company. While Mr. Barbera is currently a member of the Board of Directors of the Company, he will not be standing for reelection at the Annual Meeting of Stockholders on May 10, 2000. Mr. Barbera's options will cease to vest upon the termination of his service as a director, and any options vested at that time will expire on the first anniversary of such termination of service if not previously exercised.

                           DIRECTOR COMPENSATION

     Directors, other than management directors (Peter R. Mathewson), currently receive for their service as directors $2,000 per quarter, $1,000 per Board meeting attended and $500 per committee meeting attended. Each director, including each management director and other directors not receiving directors' fees, is reimbursed for his or her out-of-pocket expenses arising from attendance at meetings of the Board or committees thereof.

     Pursuant to the Company's 1994 Stock Incentive Plan, on May 28, 1999, each of the non-employee directors who had more than one year of service (Peter E. Bennett, Thomas A. Brand, Marvin M. Giles, III, John J. Henry, Donald C. Klosterman, Wm. Brian Little, and Chapin Nolen) received an annual stock option grant of 10,000 shares. Under the 1994 Stock Incentive Plan, each non-employee director with more than one year of service (currently, Messrs. Bennett, Brand, Giles, Henry, Klosterman, Little and Nolen) will receive additional options to acquire 10,000 shares annually on the last trading day in the month of May. In addition, under the 1994 Incentive Plan, each new non-employee director receives options to purchase 26,314 shares on his or her date of election to the Board.

             EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT
                     AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company entered into a Severance Protection Agreement (the "Severance Agreement") in March 1999, with each of the following Named Executive Officers: Messrs. Barbera, Cierzan, Mathewson and Rossi. As a result of his resignation on December 31, 1999, Mr. Barbera is no longer a party to his Severance Agreement. All capitalized terms in the description below have the same meaning as in the Severance Agreement. Pursuant to the Severance Agreement, in the case of termination of employment as a result of death, by the Company for Cause or Disability, or by the Executive other than for Good Reason, the Executive is entitled to his Accrued Compensation. In the case of termination for any other reason, the Executive is entitled to the following: (i) Accrued Compensation and a Pro Rata Bonus for the year of termination (typically computed based on the average bonus paid for the prior two years), (ii) a lump sum payment equal to twice the sum of the Executive's then annual base salary and his average bonus for the prior two years, (iii) continued provision of insurance (including life, disability and medical) for two years, "grossed up" to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, and (iv) a lump sum equal to two years' automobile allowance (or the length of the automobile lease, if longer, in the case of automobiles leased by the Company for the Executive's use). These payments are in lieu of any other severance benefit to which the Executive would otherwise have been entitled. Upon a Change-in-Control, regardless of whether the
Executive's employment has terminated, the Company is required to contribute to a grantor trust an amount sufficient to fund the payments under clauses (i), (ii), and (iv) above.

     Change-in-Control means (1) an acquisition of 40% of the Company's Common Stock, (2) a change in two-thirds of the composition of the Board of Directors of the Company without the approval of the existing members of the Board, (3) the completion of a merger where the existing stockholders and Board of Directors do not retain control of the surviving company, or
(4) the liquidation or sale of substantially all the assets of the Company.

     Except as provided above and except for the provisions of the 1994 Stock Incentive Plan and related agreements thereto, there are no compensatory plans or arrangements with respect to any of the above executive officers (including each of the Named Executive Officers) which are triggered by, or result from, the resignation, retirement or any other termination of such executive officer's employment, a change-in-control of the Company or a change in such executive officer's responsibilities following a change-in-control.

                     COMPENSATION COMMITTEE INTERLOCKS
                         AND INSIDER PARTICIPATION

     From January 1992 until April 23, 1993, Wm. Brian Little, who was on the Compensation Committee throughout 1997, served as President of the Company and also served in an executive officer capacity at Aldila Golf Corp. Mr. Little received no compensation from the Company or any of its subsidiaries for services rendered in any of such capacities.

           REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES
                         ON EXECUTIVE COMPENSATION

     Introduction. The Compensation Committee of the Board of Directors in 1999 was comprised of Peter E. Bennett, Donald C. Klosterman and Wm. Brian Little. The Company's employee stock option plans, including its 1994 Stock Incentive Plan, are administered by the Stock Option Committee, which was comprised in 1999 of Marvin M. Giles, III, Mr. Klosterman and Mr. Little.

     Compensation Objectives and Policies. The principle objectives of the Company's executive compensation are to: (i) support the achievement of desired Company performance, (ii) align the executive officers' interests with the success of the Company and with the interests of the Company's stockholders and (iii) provide compensation that will attract and retain superior talent and reward performance. These objectives are principally achieved through compensation in the form of annual base salaries, bonuses and equity investment opportunities. In line with these objectives, the Company's executive compensation system consists generally of base salary, bonuses based on corporate performance under the Company's Executive Bonus Plan (the "Bonus Plan"), and the grant of stock options under the 1994 Stock Incentive Plan. The Compensation Committee believes that overall 1999 executive compensation levels adequately reflected (i) each executive's business results and performance in his area of responsibility, (ii) each executive's contribution to the overall management team and (iii) each executive's then expected future contributions to the Company.

     Executive officers generally receive salary increases at the time of their respective employment anniversaries as approved by the Compensation Committee, taking into consideration the recommendations of the Company's Chairman and Chief Executive Officer. In 1999, executive officer salaries were not increased due to the overall financial performance of the Company. In lieu of a base salary increase in 1999, the Company awarded merit bonuses to each of the executive officers at the end of 1999 (other than Mr. Barbera, who was resigning at that point) equal to 5% of their 1999 base salaries. At the end of the year, the Compensation Committee, in recognition of the commitment and hard work of the remaining executive officers during 1999 and the need for that commitment and hard work to continue in 2000 as the Company tries to improve its performance, approved in advance 5% increases in base salaries for the executive officers (other than Peter R. Mathewson) effective as of their anniversary dates in 2000. In addition, the Compensation Committee approved an increase in Mr. Mathewson's base salary to $250,000 effective January 1, 2000, as a result of his promotion to the positions of Chairman of the Board, Chief Executive Officer and President on that date.

     Principally as a result of the continued price pressures for the Company's shaft products as well as continued delays in bringing the carbon fiber plant to full production and profitability, the Company did not perform at a level that warranted any bonuses under the Company's Bonus Plan as described below.

     Bonus awards to be granted under the Bonus Plan were predicated on the actual financial performance of the Company at the end of the Company's fiscal year as compared to the target financial performance objectives established by the Compensation Committee in late 1998 based on the Company's 1999 operating plan. The bonuses to be awarded were dependent upon the Company achieving a specified dollar amount of pretax profits and increased to the extent pretax profits exceeded that minimum level and achieved various higher levels. The bonus for each participant was set at a percentage of the participant's base salary, with the percentage depending on what level of pretax profits the Company achieved. In establishing the targets and resulting bonuses, the Committee determined that it was important that the bonus payment structure be designed to reward executive officers for high levels of performance by the Company, weighted so that superior performance (viewed against the performance then expected in accordance with management's internal projections for 1999 performance as approved by the Board of Directors) would result in substantially higher bonuses than would result from merely acceptable performance. While a substantial portion of the bonus was subject solely to the Company attaining its quantitative objectives, a portion of the total bonus award was also subject to a discretionary modifier determined by the Chairman and Chief Executive Officer allowing him to reduce the bonus if the executive's individual performance so warranted. As indicated above, the Company's pre-tax profits did not meet the minimum thresholds in the Bonus Plan, and no bonuses were paid under the Bonus Plan for 1999. The Company will continue to make the Bonus Plan available to its executive officers for 2000.

     The Board of Directors believes that executive officers who are in a position to make a substantial contribution to the long-term success of the Company and to build stockholder value should have a significant stake in the Company's on-going success. To this end, the Company's compensation objectives have been designed to be achieved through significant stock ownership in the Company by executive officers in addition to base salary and bonus payments.

     The purpose of the 1994 Stock Incentive Plan is to provide an additional incentive to employees to work to maximize stockholder value and to facilitate broadening and increasing stock ownership by executives and other key employees. In 1999, options to purchase an aggregate of 887,500 shares were granted to employees of the Company as a group, with 222,500 of those being granted to the Named Executive Officers. The Stock Option Committee believes that these stock option grants were appropriate in light of the policy of the Board of Directors that significant equity ownership by executive officers is an important contributor to aligning the interests of executive officers with those of the stockholders of the Company, and the number of options awarded to individual officers were set based on the Stock Option Committee's perception, in part in light of recommendations by the Company's Chairman and Chief Executive Officer, as to each officer's ability to affect the Company's overall future performance.

     The Stock Option Committee believes that these options, together with the shares and options previously made available to executive officers, have provided significant incentives for executives to increase the value of the Company for the benefit of all stockholders and have offered executives significant opportunities to profit personally from their efforts to increase that value.

     The  Compensation  Committee  and  the  Stock  Option  Committee  have considered the impact of Section 162(m) of the Internal Revenue Code on their executive compensation decisions. Section 162(m) generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent that such compensation in a taxable year exceeds $1 million. Section 162(m), however, does not disallow a deduction for qualified "performance-based compensation" the material terms of which are disclosed to and approved by stockholders. The Company's Bonus Plan as in effect in 1995 does not qualify as performance-based compensation for the purposes of Section 162(m), although the 1992 Plan and the 1994 Stock Incentive Plan each so qualify. During 1999, the Compensation Committee believed it unlikely that any executive officer of the Company would receive in excess of $1 million in compensation, other than performance-based compensation, and the Compensation Committee believes that it unlikely that any executive officer will receive in excess of that amount in 2000. As a result, the Compensation Committee has not taken any steps to qualify the bonus plan as performance-based compensation, although it anticipates that the Company would do so before any executive receives salary, bonus and other non-performance based compensation in excess of $1 million.

     Compensation   of  Chief   Executive   Officer.   Gary  T.   Barbera's
compensation during 1999 as Chairman of the Board and Chief Executive Officer was reviewed in connection with the Compensation Committee's overall review of executive officer compensation, under which, as indicated above, no increase in base salary was provided. As described above, Mr. Barbera also did not receive any bonus under the Bonus Plan. The Compensation Committee believed that Mr. Barbera's current compensation continued to be appropriate given his responsibilities at the Company and the recent and expected future performance of the Company, particularly related to the slowdown in golf shaft sales due to overall golf industry market conditions and resulting potential cash flow issues for the Company and the difficulties in bringing the carbon fiber operations up to anticipated levels of profitability, all of which had been reflected in continued depressed levels for the market price of the Company's Common Stock. In June 1999, as part of the general grant referred to above, the Stock Option Committee awarded Mr. Barbera options to acquire 25,000 shares of the Company's Common Stock. The Stock Option Committee believed that this number of options was appropriate in light of the importance of Mr. Barbera's position to the Company and his level of stock ownership. The Compensation Committee also continues to believe that Mr. Barbera's participation in the Bonus Plan in conjunction with his stock ownership and employee stock options have provided substantial incentives for him to create stockholder value.

     Upon his promotion to Chief Executive Officer, as noted above, the Compensation Committee increased Peter R. Mathewson's base salary to $250,000 per year (a 19% increase over his base salary in his prior position), starting at the beginning of 2000. The Compensation Committee believes that this was an appropriate increase given his substantially increased responsibilities in his new position. The Compensation Committee also took into account Mr. Barbera's final base salary, which was $367,500.

     Compensation Committee                 Stock Option Committee
     ----------------------                 ----------------------
     Peter E. Bennett                       Marvin M. Giles, III
     Donald C. Klosterman                   Donald C. Klosterman
     Wm. Brian Little                       Wm. Brian Little

     The Board Compensation Committee Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act and shall not otherwise be deemed filed under such Acts.

              PERFORMANCE GRAPH FOR ALDILA, INC. COMMON STOCK

     The performance graph for the Company's Common Stock compares the cumulative total return (assuming reinvestment of dividends) on the Company's Common Stock with (i) the Center for Research in Security Prices ("CRSP") Index for NASDAQ Stock Market (U.S. Companies) (the "Market Index") and (ii) the CRSP Index for NASDAQ Stocks (SIC 3940 - 3949) -- Dolls, Toys, Games and Sporting and Athletic Goods (the "Peer Index"), assuming an investment of $100 on December 31, 1994 (the date the Common Stock commenced trading on the NASDAQ Stock Market) in each of the Common Stock, the stock comprising the Market Index and the stock comprising the Peer Index.

[OBJECT OMITTED]


                                          INDEXED/CUMULATIVE RETURN
                              ------------------------------------------------
                               12/31      12/31     12/31     12/31     12/31
            COMPANY/INDEX       1995       1996     1997       1998     1999
            -------------       ----       ----     ----       ----     ----
     Aldila                    37.0       42.1       38.0       21.7     12.0
     Market Index             141.3      173.9      213.1      300.2    542.4
     Peer Index                95.7       59.3       52.6       27.4     17.6

NOTES:

A. The index levels are derived from compounded daily returns that include all dividends.
B. The index levels for the Company, the Market Index and the Peer Index were each set to 100 at December 31, 1994.

                               ANNUAL REPORT

     The Company's Annual Report for the fiscal year ended December 31, 1999 (the "1999 Annual Report") is included with the mailing of this Proxy Statement. The 1999 Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Deloitte & Touche LLP, independent accountants.

                             PROXY SOLICITATION

     The cost of soliciting proxies will be paid by the Company. ChaseMellon Shareholder Services, 300 South Grand Avenue, 2nd Floor, Los Angeles, California 90071, has been retained to solicit proxies by mail, telephone or personal solicitation for a fee of $6,500 plus expenses. The Company has also arranged for reimbursement, at the rate suggested by the New York Stock Exchange, of brokerage houses, nominees, custodians and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record. Proxies may also be solicited by directors, officers and employees of the Company, but such persons will not be specially compensated for such services.

                         PROPOSALS OF STOCKHOLDERS

     If a stockholder desires to have a proposal included in the proxy materials for the 2001 Annual Meeting of Stockholders, such proposal shall conform to the applicable proxy rules of the SEC concerning the submission and content of proposals and must be received by December 10, 2000 at the executive offices of the Company, 12140 Community Road, Poway, California 92064, Attention: Secretary. The Company's receipt of notice of a stockholder's intent to submit a proposal outside of Rule 14a-8 at the 2001 Annual Meeting of Stockholders after February 23, 2001 will be considered untimely under Rule 14a-4(c)(1).

                           AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the SEC's Regional Offices located at 7 World Trade Center (13th Floor), New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or, at no charge, may be obtained at the SEC's web site: http://www.sec.gov. In addition, such material may also be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006-1500.

                               OTHER MATTERS

     The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Meeting. However, if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Robert J. Cierzan

                                         Robert J. Cierzan
                                         Secretary

April 3, 2000

                                                                  EXHIBIT A













                                ALDILA, INC.


                         1994 STOCK INCENTIVE PLAN

                  (AS PROPOSED TO BE AMENDED AND RESTATED)

                                ALDILA, INC.
                         1994 STOCK INCENTIVE PLAN

          1. Purpose. The purpose of this Plan is to strengthen Aldila, Inc., a Delaware corporation (the "Company"), by providing an incentive to its officers, employees, consultants, directors and advisors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to officers, employees, consultants and directors of the Company and its subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Shares and Restricted Stock (as each term is hereinafter defined).

          2.   Definitions. For purposes of the Plan:

               2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

               2.2 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

               2.3 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Share or any or all of them.

               2.4 "Board" means the Board of Directors of the Company.

               2.5 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Subsidiary.

               2.6 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

               2.7 A "Change in Control" shall mean the occurrence during the term of the Plan of:

                    (a) Any acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any 'Person' (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has 'Beneficial Ownership' (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a 'Non-Control Acquisition' (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A 'Non-Control Acquisition' shall mean an acquisition by
          (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a 'Subsidiary'), (ii) the Company or its Subsidiaries, or (iii) any Person in connection with a 'Non-Control Transaction' (as hereinafter defined);

                    (b) The individuals who, as of March 2, 1994, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened 'Election Contest' (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

                    (c) The consummation of the Company of:

                    (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                         (A) the  stockholders of the Company,  immediately
               before such merger, consolidation or reorganization, own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                         (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and

                         (C) no Person other than (i) the Company, (ii) any
               Subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company, or any Subsidiary, or (iv) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty-one percent (51%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of fifty-one percent (51%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock;

                    (ii) A complete liquidation or dissolution of the Company; or

                    (iii)  The  sale  or  other   disposition   of  all  or
          substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

          Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

               2.8 "Code" means the Internal Revenue Code of 1986, as amended.

               2.9 "Committee" means a committee consisting of at least two
(2) persons appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein, each of whom is a Nonemployee Director and an Outside Director.

               2.10 "Company" means Aldila, Inc.

               2.11 "Director  Option" means an Option granted  pursuant to
Section 6.

               2.12 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

               2.13  "Division"   means  any  of  the  operating  units  or
divisions of the Company designated as a Division by the Committee.

               2.14 "Eligible Director" means a director of the Company who is not an employee of the Company.

               2.15 "Eligible Individual" means any salaried employee or officer of the Company or a Subsidiary, or any consultant or advisor who is receiving cash compensation by the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

               2.16 "Employee  Option" means an Option granted  pursuant to
Section 5.

               2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               2.18 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or if such Shares are not so listed or admitted to trading, the arithmetic mean of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

               2.19 "Grantee" means a person to whom an Award has been granted under the Plan.

               2.20 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

               2.21 "Nonemployee  Director" means a director of the Company
who  is  a  "nonemployee   director"  within  the  meaning  of  Rule  16b-3
promulgated under the Exchange Act.

               2.22 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

               2.23 "Option" means an Employee Option, a Director Option, or either or both of them.

               2.24 "Optionee" means a person to whom an Option has been granted under the Plan.

               2.25 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

               2.26 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

               2.27 "Performance Cycle" means the time period specified by the Committee at the time Performance Shares are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

               2.28  "Performance  Objectives" has the meaning set forth in
Section 10.2.

               2.29 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 10.1.

               2.30 "Plan" means the Aldila, Inc. 1994 Stock Incentive Plan, as amended from time to time.

               2.31 "Pooling Period" means, with respect to a Pooling Transaction, the date on which the combined entity resulting from such Pooling Transaction publishes thirty days of combined operating results, or if the Board makes a determination, such other period following the Pooling Transaction which the Board reasonably determines is appropriate in connection with the Pooling Transaction as a means of qualifying for and pursuing "pooling of interests" accounting treatment.

               2.32 "Pooling Transaction" means an acquisition of or by the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

               2.33 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 9.

               2.34 "Shares" means the common stock, par value $.01 per share, of the Company.

               2.35 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in
Section 8 hereof.

               2.36   "Subsidiary"   means  any  corporation   which  is  a
subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

               2.37 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which
Section 424(a) of the Code applies.

               2.38 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

          3.   Administration.

               3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Nonemployee Director and an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

               3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

               (a) determine those Eligible Individuals to whom Employee Options shall be granted under the Plan and the number of such Employee Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

               (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Shares, and/or Shares of Restricted Stock to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Agreement consistent with the terms of the Plan;

               (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees and all other persons having any interest therein;

               (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

          4.   Stock Subject to the Plan.

               4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 4,100,000; provided however, that, in the aggregate, not more than one-third of the number of allotted shares may be made the subject of Restricted Stock Awards under
Section 9 of the Plan and, provided further, however, that the maximum number of Shares that any Eligible Individual may receive during the term of the Plan in respect of Options and Awards may not exceed 820,000 Shares. Upon a Change in Capitalization, the maximum number of Shares shall be adjusted in number and kind pursuant to Section 12. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

               4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

               4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

               4.4 Notwithstanding anything contained in this Section 4, the number of Shares available for Options and Awards at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards. In addition, during the period that any Options and Awards remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of Shares attributable to such Options and Awards for purposes of calculating the maximum number of Shares available for the granting of future Options and Awards under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future Options and Awards.

          5.   Option Grants for Eligible Individuals.

               5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Employee Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Options unless he or she is an employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

               5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Employee Option shall not be less than 100% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

               5.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten
(10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

               5.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

               5.5 Modification. No modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

          6.   Option Grants for Eligible Directors.

               6.1 (a) Initial Grant. Upon his or her initial appointment or election to the Board, each Eligible Director who becomes a member of the Board after May 17, 1995 shall be granted a Director Option in respect of 26,314 Shares.

                    (b) Annual Grant. On the last trading day in the month of May on the principal national securities exchange on which the Shares are listed or admitted to trading thereafter, each Eligible Director shall be granted a Director Option in respect of 10,000 Shares; provided, however, that the Eligible Director has been a member of the Board for at least one year as of such date and continues to serve as a Director as of such date.

                    (c) Agreements. Director Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Director Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Director Options.

               6.2 Purchase Price. The purchase price for Shares under each Director Option shall be equal to 100% of the Fair Market Value of such Shares on the date immediately preceding the date of grant.

               6.3 Vesting. Subject to Sections 6.4 and 7.4, each Director Option shall become exercisable with respect to one-third of the Shares subject thereto effective as of each of the first, second and third anniversaries of the grant date, with any fractional shares to become exercisable in the last installment; provided, however, that the Optionee continues to serve as a Director as of such dates.

               6.4 Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

                    (a) If an Optionee ceases to serve as a Director for any reason, that portion of the Director Option which has not become exercisable pursuant to the preceding Section or Section 7.4 shall terminate immediately upon the Director's termination of his service as a Director.

                    (b) If an Optionee's service as a Director terminates for any reason other than death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

                    (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

                    (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (b) of this Section 6.4 or within twelve (12) months after termination of service as a Director as described in clause (c) of this
Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director, after which time the Option shall terminate in full.

               6.5 Limitations on Amendment. The provisions in this Section 6 shall not be amended more than once every six months, other than to comport with changes in the Code or the rules and regulations thereunder.

          7.   Terms and Conditions Applicable to All Options.

               7.1 Non-transferability. Unless set forth in the Agreement evidencing the Option at the time of grant or at any time thereafter, an Option granted hereunder shall not be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

               7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Employee Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or
(ii) transferring Shares to the Company upon such terms and conditions as determined by the Committee. The purchase price for exercise of a Director Option shall be paid in cash. Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are established by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

               7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

               7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary (other than Section
16), in the event of a Change in Control, (A) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable and (B) upon termination of an Optionee's employment with, or service as a Director of, the Company following a Change of Control, Options held by such Optionee shall remain exercisable until the later of
(x) one year after termination and (y) sixty (60) days following the expiration of the Pooling Period (in the event the Change of Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Option. In addition, as and to the extent set forth in an Agreement evidencing the grant of an Employee Option, an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control, any Option or portion of an Option, to the extent not yet exercised, and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (A) (x) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (y) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (B) the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

          8. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Employee Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Employee Option, a Stock Appreciation Right shall cover the same Shares covered by the Employee Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Employee Option.

               8.1 Time of Grant. A Stock Appreciation Right may be granted
(i) at any time if unrelated to an Option, or (ii) if related to an Employee Option, either at the time of grant, or at any time thereafter during the term of the Option.

               8.2 Stock Appreciation Right Related to an Employee Option.

                    (a) Exercise. Subject to Section 8.7, a Stock Appreciation Right granted in connection with an Employee Option shall be exercisable at such time or times and only to the extent that the related Employee Option is exercisable, and will not be transferable except to the extent the related Employee Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

                    (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Employee Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Employee Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

                    (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Employee Option, the Employee Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Employee Option granted in connection with a Stock Appreciation Right or the surrender of such Employee Option pursuant to Section 7.4, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Employee Option is exercised or surrendered.

               8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Sections
8.6 and 8.8), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

               8.4 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Employee Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

               8.5 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee, solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Sections 8.2(b) or 8.3 to an officer of the Company or a Subsidiary who is subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made either (i) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings or (ii) pursuant to an irrevocable election to receive cash made at least six months prior to the exercise of such Stock Appreciation Right.

               8.6   Modification.   No  modification  of  an  Award  shall
adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

               8.7 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary (other than Section
16), in the event of a Change in Control, (A) all Stock Appreciation Rights outstanding on the date of such Change of Control shall become immediately and fully exercisable and (B) upon termination of a Grantee's employment with, or Service as a Director of, the Company following a Change in Control, Stock Appreciation Rights held by such Grantee shall remain exercisable until the later of (x) one year after termination and (y) sixty
(60) days following the expiration of the Pooling Period (in the event the Change in Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Stock Appreciation Right. In addition, as to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be permitted to surrender for cancellation, within sixty (60) days after such Change in Control, any Stock Appreciation Right or portion thereof, to the extent not yet exercised, and the Grantee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Stock Appreciation Right, or portion thereof surrendered, and (y) the Adjusted Fair Market Value of the Shares subject to the Stock Appreciation Right or portion thereof surrendered over (B) the aggregate Fair Market Value, on the date the Stock Appreciaton Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof surrendered.

          9.   Restricted Stock.

               9.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 9.

               9.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

               9.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 9.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

               9.4 Lapse of Restrictions.

               (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine, which restrictions shall be set forth in the Agreement evidencing the Award.

               (b) Effect of Change in Control. The Committee shall determine at the time of the grant of an Award of Restricted Stock the extent, if any, to which the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth such provisions.

               9.5   Modification.   No  modification  of  an  Award  shall
adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

               9.6 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be
(i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

               9.7 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

          10.  Performance Shares.

               10.1 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals prior to the commencement of the Performance Cycle to which such Shares relate, the terms and conditions of which, including the relevant Performance Objectives and Performance Cycle, shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

                    (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made, the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

                    (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 10.3(c) or 10.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

                    (c) Lapse of Restrictions. Subject to Section 10.3, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time as the Performance Objectives set forth in the Agreement are satisfied on such terms and conditions as the Committee may, in its discretion, determine at the time an Award is granted, provided that the Compensation Committee has certified in writing that the Performance Objectives and other material terms of the relevant Award were satisfied.

                    (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on actual Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

                    (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder or on such later date as the Committee may determine at the time of the granting of the Performance Shares, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

               10.2 Performance Objectives. Performance objectives for Performance Shares (the "Performance Objectives") shall be expressed in terms of (i) earnings per Share, (ii) pre-tax operating profits, (iii) revenue, (iv) market share, or (v) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Subsidiary, a Division or any combination of the foregoing. Performance Objectives may be absolute or relative and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (i) the date on which a quarter of the Performance Cycle has elapsed or (ii) the date which is ninety (90) days after the commencement of the Performance Cycle.

               10.3 Effect of Change in Control. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control, restrictions shall lapse immediately on all or a portion of the Performance Shares, as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement, and the Agreement shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

               10.4 Modification. No modification of a Performance Share shall adversely alter or impair any rights or obligations under the Agreement without the Grantee's consent.

          11. Effect of a Termination of Employment. The Agreement evidencing the grant of each Employee Option and each Award shall set forth the terms and conditions applicable to such Employee Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), as the Committee may, in its discretion, determine at the time the Employee Option or Award is granted or thereafter.

          12.  Adjustment Upon Changes in Capitalization.

               12.1 In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the (i) maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) maximum number of Shares with respect to which Options or Awards may be granted to any Eligible Individual during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to outstanding Employee Options or Awards granted under the Plan, and the purchase price therefor, if applicable, (iv) the number and class of Shares or other securities in respect of which Director Options are to be granted under Section 6, and (v) the Performance Objectives.

               12.2 Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

               12.3 If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

          13. Effect of Certain Transactions. Subject to Sections 7.4, 8.7, 9.4(b) and 10.3 or as otherwise provided in an Agreement, in the event of
(i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms and each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share, provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

          14. Interpretation. Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Share is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

          15. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b) To the extent necessary under applicable law, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law.

          16. Pooling Transactions. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, which are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling
Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement, or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

          17. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          18. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

               (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

               (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

               (iii) limit in any way the right of the Company to terminate the employment of any person at any time; or

               (iv)  be  evidence  of  any   agreement  or   understanding,
expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

          19.  Regulations and Other Approvals; Governing Law.

               19.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles thereof.

               19.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

               19.3 The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

               19.4 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

               19.5 (a) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

                    (b) Unless the Committee determines otherwise and notwithstanding any other provision of the Plan, each Option or Award is subject to the requirement that an Optionee or Grantee deliver a fully executed Stockholders Agreement prior to the issuance of Shares pursuant to an Option or other Award.

               19.6 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

          20.  Miscellaneous.

               20.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

               20.2 Withholding of Taxes. (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

                    (b) If an  Optionee  makes a  disposition,  within  the
meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

                    (c) The Committee shall have the authority, at the time of grant of an Option or Award under the Plan, to award tax bonuses to designated Optionees or Grantees, to be paid upon their exercise of Employee Options or payment in respect of Awards granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

          21. Effective Date. The effective date of the Plan shall be as determined by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months of the adoption of the Plan by the Board.

                                ALDILA, INC.

     The undersigned stockholder of ALDILA, INC. hereby appoints PETER R. MATHEWSON and WM. BRIAN LITTLE, or either of them, Proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Aldila, Inc., to be held at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California 92128 on Wednesday, May 10, 2000 at 9:00 a.m. (Pacific time), and at any adjournments or postponements thereof, and to vote all shares of stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions below and on the reverse hereof, and in their discretion upon such other business as may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4 IF NO INSTRUCTIONS ARE INDICATED.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE

--------------------------------------------
COMMENTS/ADDRESS CHANGE:  PLEASE MARK
COMMENT/ADDRESS CHANGE BOX ON REVERSE SIDE




                                              (Continued and to be marked,
                                              signed and dated on reverse side








                FOLD AND DETACH HERE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                                              [X] PLEASE MARK YOUR VOTES AS
                                                  INDICATED IN THIS EXAMPLE


1.  ELECTION OF DIRECTORS.      FOR all nominees          WITHHOLD
                               listed (except as        AUTHORITY to
                                 marked to the          vote for all
                                   contrary)           nominees listed

                                      [ ]                   [ ]




Nominees:  Peter E. Bennett, Thomas A. Brand, Marvin M. Giles, III, Vincent
T. Gorguze, John J. Henry, Donald C. Klosterman, Wm. Brian Little, Peter R. Mathewson, Chapin Nolen

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)




-------------------------------------------------------------------
                                     FOR       AGAINST     ABSTAIN
2.  Proposal to amend the 1994
    Stock Incentive Plan.            [ ]         [ ]         [ ]

3.  Ratification of the
    appointment of Deloitte
    & Touche LLP as the
    independent accountants
    of the Company.                  [ ]         [ ]         [ ]

4.  In their discretion, the
    Proxies are authorized
    to vote upon such other
    business as may properly
    come before the meeting
    or any adjournment thereof.      [ ]         [ ]         [ ]


         I PLAN TO ATTEND THE MEETING                        [ ]

         COMMENTS/ADDRESS CHANGE
         Please mark this box if you
         have written comments
         or an address change on
         the reverse side.                                   [ ]

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 10, 2000 and the Proxy Statement furnished herewith.



     Signature(s)                                       Date           , 2000
                 --------------------------------------      ----------
     Please sign as name appears hereon, date and return the proxy card promptly using the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If more than one name appears hereon, all parties should sign.

              FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                          YOUR VOTE IS IMPORTANT!
                      YOU CAN VOTE IN ONE OF TWO WAYS:

==============================================================================
  VOTE BY PHONE: FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-840-1208
          ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.

   There is NO CHARGE to you for this call. Have your proxy card in hand.

       You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

                                WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

OPTION 2: If you choose to vote on each proposal separately, Press 0.
          You will hear these instructions:

Proposal 1, Director Election Proposal: To vote FOR ALL nominees, press 1;
                                        to WITHHOLD FOR ALL nominees, press 9.

                                        To WITHHOLD FOR AN INDIVIDUAL nominee,
                                        Press 0 and listen to the instructions.

Proposal 2 and All Other Proposals:     To vote FOR, press 1; AGAINST,
                                        press 9; ABSTAIN, press 0

The instructions are the same for all other proposals.

                                WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
==============================================================================
                                     OR

==============================================================================

          VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.


                      NOTE: If you voted by telephone,
              THERE IS NO NEED TO MAIL BACK your proxy card.
==============================================================================

                           THANK YOU FOR VOTING.